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Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2002


CMA North Carolina
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA North Carolina Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 2002, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of .83%.* As of September 30, 2002, the Fund's 7-day yield was 1.01%.


Economic Environment
North Carolina's finances continued to worsen during the six-month period ended September 30, 2002. Consequently, in August, Moody's Investors Service downgraded the state's general obligation rating from Aaa to Aa1 citing continued budget pressure, reliance on non-recurring revenues and a weakening balance sheet. In the past few years, the state has endured a series of adverse events in the form of costly legal judgments, rebuilding in the wake of floods and hurricanes, and revenue loss resulting from the national economic recession. Specifically, in fiscal year 2002, revenue collections were weaker than expected, coming in 10.6% under budget. Moreover, the state continued to experience revenue erosion from sizeable multi-year tax reductions while spending pressures were rising. In February 2002, the governor issued an executive order identifying more than $1.3 million of available funds. These included a 7% reduction of agency expenditures, the suspension of select budgeted appropriations and tapping the state rainy day fund that, as of July 30, 2002, totaled $125 million. Despite strong efforts to meet these financial challenges, the state, which ran deficits for the past two years, is expecting a shortfall of $1.5 billion for fiscal year 2003. The 2003 budget includes highway trust fund transfers as well as the use of tobacco settlement funds and the suspension of local government reimbursments. In addition, the governor also proposed introducing a lottery and maintaining the .50% sales tax, which was scheduled to transition to the local level in July 2003. While these two measures would help the state change back into a structured balance over the long term, their political viability remains uncertain at this time.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Despite current finances, the state's credit position is still strong at Aa1. Flexible cash reserves outside of the general fund remain ample, and North Carolina does not need external cash flow borrowing to meet seasonal liquidity needs. The evolution of the state's economy from one of low wage manufacturing to a knowledge-based economy has been underway for many years and is expected to raise income levels and fiscal capacity once the national economy recovers. Moreover, debt levels are comparatively low and pension funding is exceptionally strong. North Carolina's economy began to show some signs of stabilizing recently as top line employment turned positive on a year-over-year basis for the first time since March 2001. In addition, a sustained rise in industrial production, hours worked and average hourly earnings reflect an increase in business activity. North Carolina's housing market remains generally well balanced as lower mortgage interest rates continue to have a favorable effect on both home sales and new construction. Going forward, the housing sector is expected to remain strong as a slow economic recovery keeps interest rates relatively low.


Investment Strategy
CMA North Carolina Municipal Money Fund began the six-month period ended September 30, 2002 looking to maintain its relatively bearish position. This was because of our expectation for rising interest rates as reflected by the Federal Reserve Board changing its bias from that of weakness to neutral at the March 19, 2002 Federal Open Market Committee meeting. In addition, this stance was to allow the Fund to take advantage of the anticipated rise in yields on variable rate products caused by outflows during tax time. However, at the beginning of tax season, a smaller amount of income tax-related redemptions caused variable rate products to underperform compared to previously purchased fixed interest rate securities. Consequently, although we allowed the Fund to trend to a more bearish position, we continued to benefit from the more aggressive stance attained during the first quarter of 2002. As the period progressed, economic data began to reveal that growth for the second quarter of the year was slowing from the pace of the previous quarter. Furthermore, U.S. equity markets were suffering from a confidence crisis caused by accounting scandals and corporate malfeasance. For example, the Dow Jones Industrial Average began the period at 10,362 and ended the period at 7,591.

As a result of these factors, we moved the Fund to a more neutral stance, given our opinion that the Federal Reserve Board would not tighten monetary policy in the coming months. A majority of our extension took place in April and May 2002 as we tried to lock in higher-than-expected yields during the second half of the period. This strategy benefited the Fund as yields on tax-exempt securities maturing in one year declined almost 70 basis points (.70%) by the end of June. During the second half of the period, continued weakness in capital expenditures and a possible military confrontation with Iraq caused the U.S. economy to worsen. At the August 13, 2002 Federal Open Market Committee meeting, the Federal Reserve Board changed its bias from neutral back to that of weakness. As a result, during July and August 2002 we continued to pursue attractive opportunities to modestly extend the Fund's average maturity.


In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and
Portfolio Manager


October 29, 2002


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002                                                          (IN THOUSANDS)

                      Face
State                Amount                              Issue                                                  Value
North Carolina--     $ 1,900  Alamance County, North Carolina, Industrial Facilities and Pollution
94.1%                         Control Financing Authority, IDR (Millender Project), VRDN, AMT, 1.80%
                              due 12/01/2020 (a)                                                              $    1,900
                       3,100  Ashe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 1.80% due 5/01/2014 (a)                                                   3,100
                              Buncombe County, North Carolina, GO, VRDN (a):
                         500     1.70% due 6/01/2004                                                                 500
                         525     1.70% due 6/01/2005                                                                 525
                         580     1.70% due 6/01/2007                                                                 580
                         435     1.70% due 6/01/2008                                                                 435
                         640     1.70% due 6/01/2009                                                                 640
                         740     1.70% due 6/01/2012                                                                 740
                       2,400  Buncombe County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Revenue Refunding Bonds (Industrial
                              Development Alliance), VRDN, AMT, 1.93% due 8/01/2009 (a)                            2,400
                       6,600  Cabarrus County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc.
                              Project), VRDN, AMT, 1.75% due 9/01/2011 (a)                                         6,600
                       3,000  Carteret County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 1.825%
                              due 10/01/2005 (a)                                                                   3,000
                       2,700  Catawba County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Plastic Packaging Inc. Project), VRDN, AMT, 1.85%
                              due 8/01/2011 (a)                                                                    2,700
                      10,700  Chapel Hill University, North Carolina, Hospital Revenue Refunding Bonds,
                              VRDN, Series B, 1.90% due 2/15/2031 (a)                                             10,700
                       3,090  Charlotte, North Carolina, COP, Refunding (Convention Facilities Project),
                              Series E, 3.50% due 12/01/2002                                                       3,097
                       7,615  Charlotte, North Carolina, GO, VRDN, FLOATS, Series 500, 1.76% due
                              5/01/2016 (a)                                                                        7,615
                       7,600  Cleveland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Curtiss-Wright Flight System),
                              VRDN, AMT, 1.85% due 11/01/2023 (a)                                                  7,600
                       5,000  Columbus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Kroy Building Products Inc.
                              Project), VRDN, AMT, 1.75% due 12/01/2025 (a)                                        5,000
                       6,500  Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Diebold Inc. Project), VRDN,
                              AMT, 1.70% due 6/01/2017 (a)                                                         6,500
                       2,580  Durham County, North Carolina, GO, Refunding, 3% due 3/01/2003                       2,597
                       2,800  Durham County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Cormetech Inc. Project), VRDN, AMT, 1.80% due
                              11/01/2011 (a)                                                                       2,800
                       1,797  East Moore, North Carolina, Water District, BAN, 2.25% due 5/14/2003                 1,805
                       2,000  Edgecombe, North Carolina, Water and Sewer District Number 2, GO, BAN,
                              2.25% due 10/30/2002                                                                 2,001
                       2,000  Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Marlatex Corporation Project), VRDN, AMT, 1.85%
                              due 6/01/2015 (a)                                                                    2,000
                       8,000  Guilford County, North Carolina, GO, VRDN, Series C, 1.65% due 10/01/2017 (a)        8,000



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM   Adjustable Convertible Extendible Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
TRAN      Tax Revenue Anticipation Notes
VRDN      Variable Rate Demand Notes



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)                                              (IN THOUSANDS)

                      Face
State                Amount                              Issue                                                  Value
North Carolina                Guilford County, North Carolina, Industrial Facilities and Pollution
(continued)                   Control Financing Authority, IDR, VRDN (a):
                     $ 3,900     (Nat Sherman Building LLC), AMT, 1.80% due 3/01/2022                         $    3,900
                       1,400     (Neal Manufacturing), AMT, 1.80% due 11/01/2013                                   1,400
                       2,300     (Ornamental Products), AMT, 1.80% due 12/01/2014                                  2,300
                         600     (Pharmagraphics Inc. Project), AMT, 2% due 9/01/2010                                600
                       2,600     Recreational Facilities, (YMCA Project), 1.65% due 2/01/2023                      2,600
                       2,700     (Snider Tire Inc.), AMT, 1.80% due 10/01/2019                                     2,700
                      29,515  Halifax County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds, Exempt Facilities
                              (Westmoreland), VRDN, 1.95% due 12/01/2019 (a)                                      29,515
                       1,900  Harnett County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, IDR (Edwards Brothers Inc. Project, VRDN,
                              AMT, 1.80% due 1/01/2007 (a)                                                         1,900
                       6,000  Hertford County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, IDR (Easco Corporation Project), VRDN, AMT,
                              1.85% due 11/01/2013 (a)                                                             6,000
                       3,700  Indian Beach, North Carolina, GO, BAN, 2.25% due 5/14/2003                           3,718
                       2,600  Johnston County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.),
                              VRDN, AMT, 1.80% due 11/01/2017 (a)                                                  2,600
                       3,200  Kernersville, North Carolina, GO, BAN, 2% due 12/04/2002                             3,202
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                       5,000     (Hof Textiles Inc. Project), AMT, 1.70% due 10/01/2011                            5,000
                       2,885     (Packaging NC Project), 1.90% due 10/01/2013                                      2,885
                       9,000  Martin County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Penco Products Project), VRDN, AMT, 1.75%
                              due 9/01/2022 (a)                                                                    9,000
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds, VRDN, AMT (a):
                         900     (Ferguson Supply and Box Manufacturing), 1.75% due 8/01/2010                        900
                       1,500     (Griffith Micro Science Project), 1.75% due 11/01/2007                            1,500
                       5,700     (Rexroth Corp. Project), 1.75% due 9/01/2016                                      5,700
                       8,635  Mecklenburg County, North Carolina, Public Improvement, GO, Series B,
                              4.40% due 2/01/2003                                                                  8,706
                              Mecklenburg County, North Carolina, VRDN (a):
                       5,700     COP, 1.70% due 4/01/2020                                                          5,700
                       5,100     GO, Series E, 1.65% due 4/01/2017                                                 5,100
                      14,115  Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A,
                              1.73% due 3/16/2015 (a)                                                             14,115
                       1,025  New Hanover County, North Carolina, Public Improvement, GO, 5.30%
                              due 11/01/2002                                                                       1,028
                       3,400  North Carolina Agriculture Finance Authority, Agriculture Development
                              Revenue Bonds (Albemarle Cotton Growers), VRDN, AMT, 1.80% due
                              7/01/2014 (a)                                                                        3,400
                       9,210  North Carolina Agriculture Finance Authority, Agriculture Development
                              Revenue Refunding Bonds (Harvey Fertilizer and Gas Project), VRDN, AMT,
                              1.80% due 6/01/2016 (a)                                                              9,210
                              North Carolina Capital Facilities Finance Agency, Educational Facilities
                              Revenue Bonds, VRDN (a):
                       3,800     (Barton College), 1.65% due 2/01/2013                                             3,800
                       3,155     (Canterbury School Project), 1.50% due 8/01/2022                                  3,155
                         890  North Carolina Educational Facilities Finance Agency, Educational Facilities
                              Revenue Bonds (Catawba College), VRDN, 1.65% due 3/01/2019 (a)                         890
                         900  North Carolina Medical Care Commission, Health Care Facilities, First
                              Mortgage Revenue Refunding Bonds (Carol Woods Project), VRDN,
                              1.95% due 4/01/2031 (a)(c)                                                             900



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONCLUDED)                                              (IN THOUSANDS)

                      Face
State                Amount                              Issue                                                  Value
North Carolina                North Carolina Medical Care Commission, Health Care Facilities Revenue
(concluded)                   Bonds, VRDN (a):
                     $ 8,235     (Cabarrus Memorial Hospital Project), AMT, 1.70% due 3/01/2028               $    8,235
                       4,600     (The Givens Estates Inc. Project), Series B, 1.75% due 12/01/2026                 4,600
                       5,000     (Union Regional Medical Center Project), Series B, 1.70% due 1/01/2032            5,000
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
                       3,600     (Pooled Equipment Financing Project), ACES, 1.60% due 12/01/2025 (b)              3,600
                       2,950     (Pooled Financing Project), Series A, 1.95% due 10/01/2016                        2,950
                       2,700  North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
                              (Lexington Memorial Hospital Project), VRDN, 1.95% due 4/01/2010 (a)                 2,700
                       3,900  North Carolina Medical Care Commission, Retirement Facilities Revenue
                              Refunding Bonds (Aldersgate Project), VRDN, 1.75% due 1/01/2031 (a)                  3,900
                       1,600  North Carolina Municipal Power Agency, Electric Revenue Refunding Bonds
                              (Number 1 Catawba), 4.90% due 1/01/2003 (b)                                          1,614
                       3,570  North Carolina State, GO, Series A, 5.10% due 3/01/2003                              3,621
                       1,900  North Carolina State, Public Improvement, GO, VRDN, Series E, 1.65%
                              due 5/01/2021 (a)                                                                    1,900
                       1,010  Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Cessna Aircraft Company Project), VRDN, 1.80% due 10/01/2012 (a)              1,010
                       8,000  Pine Knoll Shores, North Carolina, GO, BAN, 2.25% due 5/14/2003                      8,042
                       3,125  Robeson County, North Carolina, Water, BAN, 3% due 1/29/2003                         3,135
                       2,300  Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 1.80%
                              due 4/01/2018 (a)                                                                    2,300
                       2,400  Rutherford County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, IDR (All American Homes of North Carolina),
                              VRDN, AMT, 1.95% due 11/01/2011 (a)                                                  2,400
                       2,660  Sampson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Dubose Strapping Inc. Project), VRDN, AMT,
                              1.85% due 1/01/2012 (a)                                                              2,660
                       3,600  Southeast North Carolina, Water District, BAN, 3% due 1/29/2003                      3,612
                       3,400  Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 1.95%
                              due 8/01/2010 (a)                                                                    3,400
                       3,380  Vance County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (HH Hunt Manufacturing Facilities LLC Project),
                              VRDN, 1.80% due 6/01/2015 (a)                                                        3,380
                       2,500  Wake County, North Carolina, Public Improvement, GO, 4% due 3/01/2003                2,519
                       2,400  Wilson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Supreme/Murphy Truck Project), VRDN, AMT,
                              2% due 6/01/2015 (a)                                                                 2,400

Puerto Rico--         12,500  Puerto Rico Commonwealth TRAN, 2.50% due 7/30/2003                                  12,604
4.0%

                              Total Investments (Cost--$309,841*)--98.1%                                         309,841
                              Other Assets Less Liabilities--1.9%                                                  6,006
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  315,847
                                                                                                              ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(b)MBIA Insured.
(c)Radian Insured.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2002
Assets:
Investments, at value (identified cost--$309,841,398)                                                    $   309,841,398
Cash                                                                                                              43,243
Receivables:
  Securities sold                                                                     $    15,200,000
  Interest                                                                                    755,990         15,955,990
                                                                                      ---------------
Prepaid registration fees and other assets                                                                     2,860,933
                                                                                                         ---------------
Total assets                                                                                                 328,701,564
                                                                                                         ---------------

Liabilities:
Payables:
  Securities purchased                                                                     12,603,875
  Investment adviser                                                                          133,809
  Distributor                                                                                  80,945
  Dividends to shareholders                                                                       690         12,819,319
                                                                                      ---------------
Accrued expenses                                                                                                  35,250
                                                                                                         ---------------
Total liabilities                                                                                             12,854,569
                                                                                                         ---------------

Net Assets                                                                                               $   315,846,995
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    31,589,598
Paid-in capital in excess of par                                                                             284,301,364
Accumulated realized capital losses--net                                                                        (43,967)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 315,895,983 shares of
beneficial interest outstanding                                                                          $   315,846,995
                                                                                                         ===============


See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Investment Income:
Interest and amortization of premium and discount earned                                                 $     2,587,344

Expenses:
Investment advisory fees                                                              $       848,323
Distribution fees                                                                             212,035
Accounting services                                                                            41,374
Transfer agent fees                                                                            20,688
Professional fees                                                                              18,840
Printing and shareholder reports                                                               10,223
Registration fees                                                                              10,090
Custodian fees                                                                                  7,349
Pricing fees                                                                                    4,208
Trustees' fees and expenses                                                                     1,682
Other                                                                                           5,977
                                                                                      ---------------
Total expenses                                                                                                 1,180,789
                                                                                                         ---------------
Investment income--net                                                                                         1,406,555
Realized Gain on Investments--Net                                                                                 17,465
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $     1,424,020
                                                                                                         ===============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       For the Six          For the
                                                                                       Months Ended        Year Ended
                                                                                      September 30,        March 31,
Increase (Decrease) in Net Assets:                                                         2002               2002
Operations:
Investment income--net                                                                $     1,406,555    $     5,398,800
Realized gain on investments--net                                                              17,465                 --
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                        1,424,020          5,398,800
                                                                                      ---------------    ---------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                     (1,406,555)        (5,398,800)
                                                                                      ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                          292,811,986        799,348,419
Value of shares issued to shareholders in reinvestment of dividends                         1,405,724          5,398,777
                                                                                      ---------------    ---------------
                                                                                          294,217,710        804,747,196
Cost of shares redeemed                                                                 (344,584,657)      (769,109,242)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial
interest transactions                                                                    (50,366,947)         35,637,954
                                                                                      ---------------    ---------------

Net Assets:
Total increase (decrease) in net assets                                                  (50,349,482)         35,637,954
Beginning of period                                                                       366,196,477        330,558,523
                                                                                      ---------------    ---------------
End of period                                                                         $   315,846,995    $   366,196,477
                                                                                      ===============    ===============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                       For the Six
provided in the financial statements.                    Months Ended
                                                        September 30,              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                      2002         2002          2001         2000         1999
Per Share Operating Performance:
Net asset value, beginning of period                      $    1.00    $    1.00    $    1.00    $    1.00     $    1.00
                                                          ---------    ---------    ---------    ---------     ---------
Investment income--net                                          .01          .02          .03          .03           .03
Realized gain (loss) on investments--net                       --++           --           --         --++          --++
                                                          ---------    ---------    ---------    ---------     ---------

Total from investment operations                                .01          .02          .03          .03           .03
                                                          ---------    ---------    ---------    ---------     ---------
Less dividends from investment income--net                    (.01)        (.02)        (.03)        (.03)         (.03)
                                                          ---------    ---------    ---------    ---------     ---------
Net asset value, end of period                            $    1.00    $    1.00    $    1.00    $    1.00     $    1.00
                                                          =========    =========    =========    =========     =========

Total Investment Return                                       .83%*        1.63%        3.42%        2.76%         2.73%
                                                          =========    =========    =========    =========     =========

Ratios to Average Net Assets:
Expenses                                                      .70%*         .71%         .71%         .71%          .71%
                                                          =========    =========    =========    =========     =========
Investment income--net                                        .83%*        1.62%        3.36%        2.72%         2.69%
                                                          =========    =========    =========    =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                  $ 315,847    $ 366,196    $ 330,559    $ 291,536     $ 304,066
                                                          =========    =========    =========    =========     =========

*Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of
CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates:
..50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $3,791 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
On March 31, 2002, the Fund had a net capital loss carryforward of approximately $51,000 of which $13,000 expires in 2003, $11,000 expires in 2005, $26,000 expires in 2007 and $1,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Darrin J. SanFillippo--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*


*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).